                                                                 EXHIBIT 10.9(c)

              MODIFICATION AND AMENDMENT TO GAS PURCHASE CONTRACT

   THIS AGREEMENT, made and entered into as of the 1st day of December, 1987, by and between CONSUMERS POWER COMPANY, a Michigan corporation, hereinafter referred to as "Buyer", and NORTHERN MICHIGAN EXPLORATION COMPANY, hereinafter referred to as "Seller";

   WITNESSETH:

   WHEREAS, By Gas Purchase Contract dated December 1, 1985, Buyer and Seller entered into an agreement upon the terms, conditions and provisions therein contained and covering the well units set forth on Exhibit A attached thereto; and

   WHEREAS, Exhibit A was previously amended to include one or more wells not covered by the original contract; and

   WHEREAS, Buyer and Seller desire to modify and amend said Gas Purchase Contract to cover and include, in addition to the well(s) now covered and included therein, the Shell #2-27 Kanka-State Case located in the NW-1/4 of the NW-1/4 of the NW-1/4 of Section 27, T34N-R3E, Case Township, Presque Isle County, Michigan;

   NOW THEREFORE, for and in consideration of the premises, Buyer and Seller mutually agree as follows:

   1. Effective as of December 1, 1987, the First Amended Exhibit A attached to said Gas Purchase Contract is of no further force and effect and there is hereby substituted therefore, effective as of December 1, 1987, the Second Amended Exhibit A which is attached hereto and made a part hereof.

   2. Except as specifically herein modified and amended, all of the other terms, conditions and provisions of said Gas Purchase Contract (as previously amended) are and shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have executed or caused this agreement to be executed as of the day and year first above written.

WITNESSES:                                 BUYER
                                           -----

                                           CONSUMERS POWER COMPANY

/s/ Beverly A. Avery                       By /s/ R. J. Odlevak
------------------------------                ------------------------------
                                              R. J. Odlevak, Vice President

/s/ Michael J. Ryan
------------------------------

                                           SELLER
                                           ------

                                           NORTHERN MICHIGAN EXPLORATION COMPANY

/s/ Richard Rulewicz                       By /s/ Gordon L. Wright
------------------------------                ------------------------------


/s/ Cynthia M. Marienfeld
------------------------------

                           SECOND AMENDED EXHIBIT "A"

                                      for

                             GAS PURCHASE CONTRACT

                                     Dated

                                December 1, 1985

                                    Between

                           CONSUMERS POWER COMPANY

                                      and

                     NORTHERN MICHIGAN EXPLORATION COMPANY





                            Township                            County
                     ------------------------                ------------
                     Allis North, T34N-R2E                   Presque Isle
                     Allis South, T33N-R2E                   Presque Isle
                     Case North, T34N-R3E                    Presque Isle
                     Case South, T33N-R3E                    Presque Isle
                     Bismarck North, T34N-R4E                Presque Isle
                     Bismarck South, T33N-R4E                Presque Isle
                     Belknap, T34N-R5E                       Presque Isle
                     Metz, T33N-R5E                          Presque Isle
                     Pulawski, T34N-R6E                      Presque Isle

                     Shell  #1-30 Sylvania Savings
                            SE NW SW Section 30, T34N-R3E
                            Case Township, Presque Isle County

                     NOMECO #1-30 Parr
                            NW NE NW Section 30, T34N-R3E
                            Case Township, Presque Isle County

                     Amoco  #2-26 Sorgett
                            NW NE SW Section 26, T34N-R4E
                            Bismark Township, Presque Isle County

                     Shell  #2-27 Kanka-State Case
                            NW NW NW Section 27, T34N-R3E
                            Case Township, Presque Isle County